                                 AMENDMENT NO. 2
                                       TO
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS

          This Amendment No. 2 to the Agreement and Declaration of Trust of AIM Sector Funds (this "Amendment") amends, effective as of October 15, 2004, the Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO" with "AIM";

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 30, 2004.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM SECTOR FUNDS

                                   "SCHEDULE A

                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                         CLASSES OF EACH PORTFOLIO
---------                         -------------------------

AIM Energy Fund                   Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Financial Services Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Gold & Precious Metals Fund   Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Health Sciences Fund          Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Leisure Fund                  Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Institutional Class Shares
                                  Investor Class Shares

AIM Technology Fund               Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares
                                  Institutional Class Shares
                                  Investor Class Shares

PORTFOLIO                         CLASSES OF EACH PORTFOLIO
---------                         -------------------------

AIM Utilities Fund                Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Institutional Class Shares
                                  Investor Class Shares"

                                      A-2